                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
      TENDER OF ALL OUTSTANDING 7 3/8% SENIOR SUBORDINATED NOTES DUE 2014
                                IN EXCHANGE FOR
                 NEW 7 3/8% SENIOR SUBORDINATED NOTES DUE 2014
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                       OF

                            DRESSER-RAND GROUP, INC.

Registered holders of outstanding 7 3/8% Senior Subordinated Notes due 2014 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 7 3/8% Senior Subordinated Notes due 2014 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Citibank, N.A. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                 CITIBANK, N.A.

           By Mail:                       By Facsimile:           By Hand or Overnight Delivery:
        Citibank, N.A.                   Citibank, N.A.                   Citibank, N.A.
  111 Wall Street, 15th Floor     Attn: Agency & Trust Services     111 Wall Street, 15th Floor
      New York, NY 10005                 (212) 657-1020                 New York, NY 10005
 Attn: Agency & Trust Services                                     Attn: Agency & Trust Services

                               Confirm Receipt of
                            Facsimile by Telephone:
                                 (800) 422-2066

                             ---------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated           , 200          of Dresser-Rand Group, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

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                                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
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                                      NAME AND ADDRESS OF           CERTIFICATE NUMBER(S) OF
                                    REGISTERED HOLDER AS IT        OUTSTANDING NOTES TENDERED            PRINCIPAL AMOUNT
                                  APPEARS ON THE OUTSTANDING          (OR ACCOUNT NUMBER AT                 OUTSTANDING
   NAME OF TENDERING HOLDER          NOTES (PLEASE PRINT)             BOOK-ENTRY FACILITY)                NOTES TENDERED



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

                                   SIGN HERE

Name of Registered or Acting Holder:
------------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (Please Print):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Date:
--------------------------------------------------------------------------------

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

     DTC Account Number:
--------------------------------------------------------------------------------

     Date:
--------------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

Name of Firm:
  -----------------------------------------
                                                   -----------------------------------------------
                                                   (AUTHORIZED SIGNATURE)
Address:                                           Title:
-----------------------------------------------    -----------------------------------------------
                                                   Name:
-----------------------------------------------    -----------------------------------------------
(ZIP CODE)                                         (PLEASE TYPE OR PRINT)

Area Code and Telephone No.:
                                                   Date:
-----------------------------------------------    -----------------------------------------------

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.